UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2013

QUICKSILVER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14837 (Commission File Number)	75-2756163 (IRS Employer Identification No.)
801 Cherry Street
Suite 3700, Unit 19
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On June 21, 2013, Quicksilver Resources Inc. filed a Form 8-K (the “Original Report”) principally relating to the entry into various material definitive agreements. Certain exhibits to the Original Report contained formatting errors. This Form 8-K/A is filed for the sole purpose of refiling Exhibits 4.1, 4.2, 4.3, 4.4, 10.1 and 10.2 to correct the formatting errors. This Form 8-K/A speaks as of the original filing date of the Original Report, does not reflect events that may have occurred after the original filing date and does not modify or update in any way disclosures made in the Original Report.
Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
4.1	2021 Indenture dated as of June 21, 2013, among Quicksilver Resources Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee
4.2
2019 Indenture dated as of June 21, 2013, among Quicksilver Resources Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee and second lien collateral agent

4.3
Registration Rights Agreement dated as of June 21, 2013, among Quicksilver Resources Inc., the guarantors named therein and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the initial purchasers

4.4	Twenty-fourth Supplemental Indenture dated as of June 21, 2013, among Quicksilver Resources Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee
10.1	Second Lien Credit Agreement dated as of June 21, 2013, among Quicksilver Resources Inc., the lenders party thereto and Credit Suisse AG, as administrative agent
10.2
Omnibus Amendment No. 5 dated as of June 21, 2013, among Quicksilver Resources Inc., Quicksilver Resources Canada Inc., the subsidiary guarantors named therein, the U.S. lenders named therein, the Canadian lenders named therein, JPMorgan Chase Bank, N.A., as global administrative agent and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.
By:	/s/ John C. Cirone
John C. Cirone
Executive Vice President - General Counsel and Secretary
Dated: June 26, 2013

EXHIBIT INDEX

Exhibit No.	Description
4.1	2021 Indenture dated as of June 21, 2013, among Quicksilver Resources Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee
4.2
2019 Indenture dated as of June 21, 2013, among Quicksilver Resources Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee and second lien collateral agent

4.3
Registration Rights Agreement dated as of June 21, 2013, among Quicksilver Resources Inc., the guarantors named therein and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the initial purchasers

4.4	Twenty-fourth Supplemental Indenture dated as of June 21, 2013, among Quicksilver Resources Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee
10.1	Second Lien Credit Agreement dated as of June 21, 2013, among Quicksilver Resources Inc., the lenders party thereto and Credit Suisse AG, as administrative agent
10.2
Omnibus Amendment No. 5 dated as of June 21, 2013, among Quicksilver Resources Inc., Quicksilver Resources Canada Inc., the subsidiary guarantors named therein, the U.S. lenders named therein, the Canadian lenders named therein, JPMorgan Chase Bank, N.A., as global administrative agent and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent